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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                FEBRUARY 12, 1997
                                -----------------


                          TEXAS EQUIPMENT CORPORATION,
                          ----------------------------
      formerly, MARINEX MULTIMEDIA CORPORATION, formerly HARD FUNDING, INC.
      ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)


                             Commission File Number:
                                   33-47921-A
                                   ----------


                                   62-1459870
                                   ----------
                      (IRS Employer Identification Number)



                                 C/O PAUL CONDIT
                                 ---------------
                           TEXAS EQUIPMENT CORPORATION
                           ---------------------------
                               1305 HOBBS HIGHWAY
                               ------------------
                               SEMINOLE, TX 79360
                               ------------------
                    (Address of principal executive offices)


                                  915-758-3643
                                  ------------
              (Registrant's telephone number, including area code)




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Item 1. Changes in Control of Registrant.

         Not applicable.

Item 2. Acquisition or Disposition of Assets.

         A. Not applicable.

Item 3. Bankruptcy or Receivership.

         Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

         The parent Company's present auditor, Mazars & Guerard, formerly Mazars and Company, New York, New York, has resigned contemporaneously herewith and has been asked to furnish a letter to the Securities & Exchange Commission to the effect that it has no material disagreements with the statements made in this
Item 4. The subsidiary, Texas Equipment Co., Inc., a Texas corporation, has been audited by Killman, Murrell & Co, of Odessa, Texas.

         Management represents as follows:

                  (a) There have been no disputes between management and the auditors and the auditors' reports contained no adverse opinion, disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

                  (b) The decision to change accountants was recommended and approved by the board of directors.

                  (c) During the registrant's two most recent fiscal years and any subsequent interim period there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The registrant has authorized the former accountants to respond fully to the inquiries of the successor accountants.

                  (d) None of the accountants expressed a disagreement or difference of opinion regarding any "reportable" event as that term is defined in Item 304 of Regulation S-K, including but not limited to:

                           (i) None of the accountants have advised the
                  registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

                           (ii) None of the accountants have advised the
                  registrant that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

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                           (iii) None of the accountants have advised the
                  registrant of the need to expand significantly the scope of its audit, or notified the registrant that information has come to the accountant's attention that if further investigated may (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and due to the accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation;

                           (iv) None of the accountants have advised the
                  registrant that information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the accountant's resignation, dismissal or declination to stand for re-election, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its resignation, dismissal or declination to stand for re-election.

                  (e) Management has requested the newly engaged accountant to review the required disclosure before it is filed with the Commission and provide the new accountant the opportunity to furnish the registrant with a letter addressed to the Commission containing any new information, clarification of the registrant's expression of its views, or the respects in which it does not agree with the statements made by the registrant in response to Item 304(a). The registrant has appended that letter hereto as an exhibit.

                  (f) The registrant has provided all of its present and former accountants with a copy of the disclosures it is making. The registrant has requested the former accountant to furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant. The Company has appended that letter hereto as an exhibit.

Item 5. Other Events.

         Not Applicable.

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Item 6. Resignations of Registrant's Directors.

         Not applicable.

Item 7. Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired.

             Not applicable.

         (b) Exhibits.

             16(a) Letter from Mazars & Company to the Securities & Exchange Commission.

             16(b) Letter from Mazars & Company to the Securities & Exchange Commission.

             16(c) Letter from Killman, Murrell to the Securities & Exchange Commission.




                                            TEXAS EQUIPMENT CORPORATION,
                                            Formerly, MARINEX MULTIMEDIA
                                            CORPORATION


                                            By: /s/ Paul Condit
                                                ----------------------------
                                                    Paul Condit
                                                    President

Date: February 12, 1997